Proforma Effect in Net Revenue, Net Income and Earnings Per Share (Detail) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2013 Clinical Trial Services	Dec. 31, 2012 Clinical Trial Services	Dec. 31, 2012 PriceSpective LLC	Dec. 31, 2011 PriceSpective LLC	Dec. 31, 2012 BeijingWits Medical Limited	Dec. 31, 2011 BeijingWits Medical Limited	Dec. 31, 2011 Firecrest Clinical Limited	Dec. 31, 2010 Firecrest Clinical Limited
Business Acquisition [Line Items]
Net revenue	$ 1,343,996	$ 1,182,734	$ 1,118,410	$ 964,388	$ 1,115,355	$ 989,942	$ 952,729	$ 906,311
Net income	$ 103,133	$ 58,944	$ 55,931	$ 25,363	$ 55,349	$ 22,549	$ 25,851	$ 86,127
Basic earnings per share	$ 1.69	$ 0.98	$ 0.93	$ 0.42	$ 0.92	$ 0.37	$ 0.43	$ 1.44
Diluted earnings per share	$ 1.66	$ 0.98	$ 0.93	$ 0.42	$ 0.92	$ 0.37	$ 0.42	$ 1.42